Exhibit 1


                            AGREEMENT OF JOINT FILING


         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of Common Stock, par value $0.01 per share, of Barrett Business Services, Inc., a Maryland corporation.

Dated:  as of December 23, 2003

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                              By:Wynnefield Capital Management, LLC,
                                 General Partner

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                          Joshua H. Landes, Co-Managing Member


                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                              By:Wynnefield Capital Management, LLC,
                                 General Partner

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                            Joshua H. Landes, Co-Managing Member

                              WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                              By:Wynnefield Capital, Inc.

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                              Joshua H. Landes, Executive Vice
                                              President


                              WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                           Joshua H. Landes, Co-Managing Member

                              WYNNEFIELD CAPITAL, INC.

                                      By:  /s/ Joshua H. Landes
                                         ---------------------------------------
                                              Joshua H. Landes, Executive Vice
                                              President